SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Medco Health Solutions, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
Meeting Type: Annual
MEDCO HEALTH SOLUTIONS, INC.	For holders as of: March 28, 2011
Date: May 24, 2011 Time: 9:00 a.m. EDT
Location: Park Ridge Marriott
300 Brae Boulevard
MEDCO HEALTH SOLUTIONS, INC 100 PARSONS POND DRIVE INVESTOR RELATIONS/F3-3 FRANKLIN LAKES, NJ 07417	Park Ridge, New Jersey 07656 Directions to the annual meeting are available in the proxy materials.
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

M29549-P07113

— Before You Vote —

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Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow è		XXXX XXXX XXXX	(located on the
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attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements
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Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.

M29550-P07113

Voting Items

The Board of Directors recommends a vote FOR each of these nominees:

Proposal 1

Election of Directors

1a.    Howard W. Barker, Jr.

1b.    John L. Cassis

1c.    Michael Goldstein

1d.    Charles M. Lillis

1e.    Myrtle S. Potter

1f.    William L. Roper

1g.    David B. Snow, Jr.

1h.    David D. Stevens

1i.    Blenda J. Wilson

The Board of Directors recommends a vote FOR proposals 2 - 5 and recommends 1 year for proposal 6:

Proposal 2

Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the 2011 fiscal year

Proposal 3

Approval of amendments to the Company’s Certificate of Incorporation

Proposal 4

Approval of the Company’s Amended and Restated Stock Incentive Plan

Proposal 5

Approval of an advisory vote on the compensation of the Company’s named executive officers

Proposal 6

Approval of an advisory vote on the frequency of a shareholder advisory vote on the compensation of the Company’s named executive officers

The Board of Directors recommends a vote AGAINST proposal 7:

Proposal 7

Shareholder proposal regarding executive equity holding requirements

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